NEWS RELEASE



                                                                    AEROFLEX









                                                         FOR IMMEDIATE RELEASE
                                                         ---------------------
FOR FURTHER INFORMATION CONTACT:

INVESTOR INQUIRIES:
-------------------
Leonard Borow
Vice Chairman and Chief Operating Officer
(516) 694-6700


                              AEROFLEX INCORPORATED
                 REPORTS RECORD FOURTH QUARTER FISCAL 2005 SALES

                        SALES INCREASED 12% SEQUENTIALLY
                            TO A RECORD $128 MILLION
                   PRO FORMA INCOME FROM CONTINUING OPERATIONS
                    OF $8.1 MILLION OR $.11 PER DILUTED SHARE
                    GAAP INCOME FROM CONTINUING OPERATIONS OF
                     $2.2 MILLION OR $.03 PER DILUTED SHARE


PLAINVIEW,  NEW YORK, AUGUST 16, 2005 -- Aeroflex  Incorporated  (Nasdaq Symbol:
ARXX), a leading designer, developer and manufacturer of automated testing solutions and microelectronics for the aerospace, defense and broadband communications markets, today announced operating results for its fourth quarter and year ended June 30, 2005.

Net sales from continuing operations for the fourth quarter ended June 30, 2005 were a record $128.0 million, compared with $125.3 million for the same period of last year. The Company reported GAAP income from continuing operations for the fourth quarter ended June 30, 2005 of $2.2 million, or $.03 per diluted share, versus GAAP income from continuing operations of $9.0 million, or $.12 per diluted share, in the same period of last year.

On a pro forma basis, for the quarter ended June 30, 2005, after tax income from continuing operations was $8.1 million, or $.11 per diluted share, excluding pre-tax charges of

     o $3.0 million for a write-off of acquired in-process research and development related to the Company's acquisitions,
     o    $2.7 million for amortization of acquired intangibles,
     o    $1.4 million for restructuring costs, and
     o $0.8 million for the current period impact of an acquisition related adjustment to inventory.

On a pro forma basis, for the quarter ended June 30, 2004, after tax income from continuing operations was $10.3 million, or $.13 per diluted share, excluding a pre-tax charge of $2.3 million for amortization of acquired intangibles.

Net sales from continuing operations for the year ended June 30, 2005 were $463.4 million, compared with $414.1 million last year, representing an increase of 12%. The Company reported GAAP income from continuing operations for the year ended June 30, 2005 of $18.6 million, or $.25 per diluted share, versus GAAP income from continuing operations of $20.5 million, or $.29 per diluted share, last year.

On a pro forma basis, for the year ended June 30, 2005, after tax income from continuing operations was $29.3 million, or $.39 per diluted share, excluding pre-tax charges of

     o $3.0 million for a write-off of in-process research and development related to the Company's acquisitions.
     o    $8.9 million for amortization of acquired intangibles,
     o    $3.1 million for restructuring costs, and
     o $0.8 million for the current period impact of an acquisition related adjustment to inventory.

On a pro forma basis, for the year ended June 30, 2004, after tax income from continuing operations was $29.4 million, or $.42 per diluted share, excluding pre-tax charges of $7.7 million for amortization of acquired intangibles and $4.2 million for a write-off of acquired in-process research and development.

The pro forma results are a supplement to financial statements based on GAAP. The Company uses pro forma information to evaluate its operating performance and believes this presentation provides investors with additional insight into its underlying operating results. A full reconciliation between the pro forma and GAAP results from continuing operations is included in the accompanying financial data.

"Fourth quarter results exceeded our guidance and reflects a new record for net sales and backlog" said Len Borow, Vice Chairman and Chief Operating Officer. "Sales reached a record $128.0 million, a third to fourth quarter sequential increase of 12%. Pro forma operating income expanded to 11.2% of sales, an improvement of more than 200 basis points over the third quarter. We have made excellent progress in integrating our JcAIR and UbiNetics acquisitions."

FIRST QUARTER FISCAL 2006 BUSINESS OUTLOOK
------------------------------------------

Our estimate of operating results for the September 2005 quarter is as follows:

o    Net sales are expected to be between $121 and $123 million.

o Gross profit margins are expected to be approximately 47.5% of sales, plus or minus a few tenths of a percent.

o    S,G&A costs are expected to be approximately 23.0% to 23.5% of sales.

o    R&D costs are anticipated to be approximately 15.0% to 15.5% of sales.

o Amortization of acquired intangibles is expected to be approximately $.03 per diluted share, net of taxes.

o Acquisition related adjustment to inventory is expected to be approximately $.01 per diluted share, net of taxes.

o SFAS 123R stock option compensation is expected to be approximately $.02 per diluted share, after tax.

o Using a share count of 76.2 million shares and an expected income tax rate of 38%, we anticipate pro forma earnings from continuing operations per diluted share of $.08 or $.09. Pro forma earnings exclude amortization of acquired intangibles, the acquisition related adjustment to inventory and the stock option compensation. GAAP earnings per diluted share are anticipated to be $.03 or $.04.


Our conference call discussing fourth quarter results is scheduled for 9:00 a.m. (New York time) on August 17, 2005 and can be accessed by dialing 1-866-825-3308 in the United States and by dialing 617-213-8062 outside of the United States. The participant passcode is 96093266. There will be a replay of the conference call starting at approximately 11:00 a.m. (New York time) on August 17, 2005 and will be available for one week. The replay can be accessed by dialing 1-888-286-8010 within the United States and by dialing 617-801-6888 outside of the United States. The access code for both telephone numbers is 93371729. This call is being webcast by CCBN and can be accessed at Aeroflex's website at WWW.AEROFLEX.COM. This webcast will be archived on that site for one year. In conjunction with this conference call, the Company has also posted on its website certain financial information on its fourth quarter results.


ABOUT AEROFLEX
--------------
Aeroflex Incorporated is a global provider of high technology solutions to the aerospace, defense and broadband communications markets. The Company's diverse technologies allow it to design, develop, manufacture and market a broad range of test, measurement and microelectronic products. The Company's common stock trades on the Nasdaq National Market System under the symbol ARXX and is included in the S&P SmallCap 600 index. Additional information concerning Aeroflex Incorporated can be found on the Company's Web site: www.aeroflex.com.

ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS PRESS RELEASE REGARDING AEROFLEX'S FINANCIAL POSITION, BUSINESS OUTLOOK, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF ITS MANAGEMENT FOR FUTURE OPERATIONS ARE FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS PRESS RELEASE, WORDS SUCH AS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "INTEND" AND SIMILAR EXPRESSIONS, AS THEY RELATE TO AEROFLEX OR ITS MANAGEMENT, IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON THE CURRENT BELIEFS OF AEROFLEX'S MANAGEMENT, AS WELL AS ASSUMPTIONS MADE BY AND INFORMATION CURRENTLY AVAILABLE TO ITS MANAGEMENT. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING BUT NOT LIMITED TO, COMPETITIVE FACTORS AND PRICING PRESSURES, THE INTEGRATION OF THE BUSINESSES OF BOTH JCAIR, INC. AND THE TEST AND MEASUREMENT DIVISION OF UBINETICS HOLDINGS LTD., CHANGES IN LEGAL AND REGULATORY REQUIREMENTS, TECHNOLOGICAL CHANGE OR DIFFICULTIES, PRODUCT DEVELOPMENT RISKS, COMMERCIALIZATION DIFFICULTIES AND GENERAL ECONOMIC CONDITIONS. SUCH STATEMENTS REFLECT OUR CURRENT VIEWS WITH RESPECT TO THE FUTURE AND ARE SUBJECT TO THESE AND OTHER RISKS, UNCERTAINTIES AND ASSUMPTIONS RELATING TO AEROFLEX'S FINANCIAL CONDITION, RESULTS OF OPERATIONS, GROWTH STRATEGY AND LIQUIDITY. AEROFLEX DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE SUCH FORWARD-LOOKING STATEMENTS.



                                                        AEROFLEX INCORPORATED
                                                          AND SUBSIDIARIES
                                            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                            -----------------------------------------------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                 FOR THE QUARTER ENDED (UNAUDITED)
                                                                 ---------------------------------
                                                      6/30/05           6/30/05            6/30/04             6/30/04
                                                   --------------     -------------      -------------      ---------------
                                                       (GAAP)          (Pro  forma)           (GAAP)           (Pro forma)
NET SALES                                        $       127,965    $      127,965     $      125,309     $        125,309
   Cost of sales                                          67,957            67,117             65,425               65,425
                                                   --------------     -------------      -------------      ---------------
GROSS PROFIT                                              60,008            60,848             59,884               59,884
   Selling, general and administrative
      costs                                               31,675            30,230             27,794               27,794
   Research and development costs                         16,277            16,277             14,984               14,984
   Amortization of acquired intangibles                    2,732                 -              2,282                    -
   Acquired in-process R&D                                 2,974                 -                  -                    -
                                                   --------------     -------------      -------------      ---------------
OPERATING INCOME                                           6,350            14,341             14,824               17,106
    Interest and other income
       (expense), net                                        315               315                 82                   82
                                                   --------------     -------------      -------------      ---------------
Income from continuing operations
    before income taxes                                    6,665            14,656             14,906               17,188
    Provision for income taxes                             4,430             6,606              5,933                6,915
                                                   --------------     -------------      -------------      ---------------
Income from continuing operations                          2,235             8,050              8,973               10,273
Income (loss) from discontinued
    operations, net of tax                                  (106)             (106)              (695)                (695)
                                                   --------------     -------------      -------------      ---------------
Net income                                       $         2,129    $        7,944     $        8,278     $          9,578
                                                   ==============     =============      =============      ===============

Income (loss) per common share:
   Basic
       Continuing operations                     $          0.03    $         0.11     $         0.12     $           0.14
       Discontinued operations                                 -                 -              (0.01)               (0.01)
                                                   --------------     -------------      -------------      ---------------
       Net income                                $          0.03    $         0.11     $         0.11     $           0.13
                                                   ==============     =============      =============      ===============

    Diluted
       Continuing operations                     $          0.03    $         0.11     $         0.12     $           0.13
       Discontinued operations                                 -                 -              (0.01)               (0.01)
                                                   --------------     -------------      -------------      ---------------
       Net income                                $          0.03    $         0.11     $         0.11     $           0.12
                                                   ==============     =============      =============      ===============


Weighted average number of shares
   Outstanding - Basic                                    74,749            74,749             74,349               74,349
                                                   ==============     =============      =============      ===============
               - Diluted                                  75,399            75,399             76,658               76,658
                                                   ==============     =============      =============      ===============




                                                         AEROFLEX INCORPORATED
                                                            AND SUBSIDIARIES
                                            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                            -----------------------------------------------
                                                    (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  For the Year Ended (Unaudited)
                                                   ----------------------------------------------------------------------------
                                                      6/30/05             6/30/05             6/30/04             6/30/04
                                                   --------------     ----------------     --------------    ------------------
                                                        (GAAP)           (Pro  forma)           (GAAP)            (Pro forma)

NET SALES                                        $       463,371    $         463,371    $       414,101   $           414,101
   Cost of sales                                         244,759              243,919            221,409               221,409
                                                   --------------     ----------------     --------------    ------------------
GROSS PROFIT                                             218,612              219,452            192,692               192,692
   Selling, general and administrative
      costs                                              113,271              110,147             94,735                94,735
   Research and development costs                         61,399               61,399             49,972                49,972
   Amortization of acquired intangibles                    8,896                    -              7,730                     -
   Acquired in-process R&D                                 2,974                    -              4,220                     -
                                                   --------------     ----------------     --------------    ------------------
OPERATING INCOME                                          32,072               47,906             36,035                47,985
    Interest and other income
       (expense), net                                        949                  949             (3,114)               (3,114)
                                                   --------------     ----------------     --------------    ------------------
Income from continuing operations
    before income taxes                                   33,021               48,855             32,921                44,871
    Provision for income taxes                            14,377               19,513             12,457                15,460
                                                   --------------     ----------------     --------------    ------------------
Income from continuing operations                         18,644               29,342             20,464                29,411
Income (loss) from discontinued
    operations, net of tax                                (1,603)              (1,603)            (8,317)               (8,317)
                                                   --------------     ----------------     --------------    ------------------
Net income                                       $        17,041    $          27,739    $        12,147   $            21,094
                                                   ==============     ================     ==============    ==================

Income (loss) per common share:
   Basic
       Continuing operations                     $          0.25    $            0.39    $          0.30   $              0.43
       Discontinued operations                             (0.02)               (0.02)             (0.12)                (0.12)
                                                   --------------     ----------------     --------------    ------------------
       Net income                                $          0.23    $            0.37    $          0.18   $              0.31
                                                   ==============     ================     ==============    ==================

    Diluted
       Continuing operations                     $          0.25    $            0.39    $          0.29   $              0.42
       Discontinued operations                             (0.03)               (0.02)             (0.12)                (0.12)
                                                   --------------     ----------------     --------------    ------------------
       Net income                                $          0.22    $            0.37    $          0.17   $              0.30
                                                   ==============     ================     ==============    ==================


Weighted average number of shares
   Outstanding - Basic                                    74,634               74,634             67,917                67,917
                                                   ==============     ================     ==============    ==================
               - Diluted                                  75,885               75,885             69,931                69,931
                                                   ==============     ================     ==============    ==================



                                              AEROFLEX INCORPORATED
                                                AND SUBSIDIARIES
                               RECONCILIATION OF REPORTED GAAP RESULTS TO PRO FORMA
                               ----------------------------------------------------
                                   INCOME FROM CONTINUING OPERATIONS (UNAUDITED)
                                   ---------------------------------------------
                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           For the Quarter Ended                For the Year Ended
                                                       ---------------------------------   ---------------------------------
                                                           6/30/05            6/30/04          6/30/05             6/30/04
                                                       --------------     --------------   --------------     --------------

GAAP income from
   continuing operations                             $         2,235   $         8,973   $        18,644    $        20,464

Pro forma adjustments:
    Add Back:
    Acquired in-process R&D                                    2,974                 -             2,974              4,220
    Amortization of acquired
        intangible assets                                      2,732             2,282             8,896              7,730
    Restructuring costs                                        1,445                 -             3,124                  -
    Acquisition related inventory adjustment                     840                 -               840                  -
    Income tax benefit                                        (2,176)             (982)           (5,136)            (3,003)
                                                       --------------     --------------   --------------     --------------
Pro forma income from
    continuing operations                            $         8,050   $        10,273   $        29,342    $        29,411
                                                       ==============    ==============    ==============     ==============

Income per common share:
    Basic
    GAAP income from
      continuing operations after tax                $          0.03   $          0.12   $          0.25    $          0.30
    Pro forma adjustments, net of tax                           0.08              0.02              0.14               0.13
                                                       --------------     --------------   --------------     --------------
    Pro forma income from
      continuing operations after tax                $          0.11   $          0.14   $          0.39    $          0.43
                                                       ==============    ==============    ==============     ==============


Diluted
GAAP income from
    continuing operations after tax                  $          0.03   $          0.12   $          0.25    $          0.29
Pro forma adjustments, net of tax                               0.08              0.01              0.14               0.13
                                                       --------------     --------------   --------------     --------------
Pro forma income from
    continuing operations after tax                  $          0.11   $          0.13   $          0.39    $          0.42
                                                       ==============    ==============    ==============     ==============

Weighted average number of shares
    outstanding - Basic                                       74,749            74,349            74,634             67,917
                                                       ==============    ==============    ==============     ==============
                - Diluted                                     75,399            76,658            75,885             69,931
                                                       ==============    ==============    ==============     ==============



                              AEROFLEX INCORPORATED
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (In thousands, except per share data)



                                                           June 30,         June 30,
                                                             2005             2004
                                                         -----------       ----------
                                                         (Unaudited)

 ASSETS
 Current assets:
    Cash and cash equivalents                              $  12,974        $  98,502
    Marketable securities                                          -                -
    Accounts receivable, less allowance for
         doubtful accounts                                   101,317           97,031
    Inventories                                              118,906           94,617
    Deferred income taxes                                     18,499           16,774
    Assets of discontinued operations                              -           11,910
    Prepaid expenses and other current assets                 11,107            8,646
                                                           ---------        ---------
        Total current assets                                 262,803          327,480

 Property, plant and equipment, net                           78,195           74,372
 Assets of discontinued operations                                 -            9,717
 Other assets                                                 13,537           10,932
 Intangible assets with definite lives, net                   67,266           40,602
 Goodwill                                                    168,048           88,288
                                                           ---------        ---------
         Total assets                                      $ 589,849        $ 551,391
                                                           =========        =========


 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
    Current portion of long-term debt                      $     634        $   4,770
    Accounts payable                                          35,907           25,293
    Advance payments by customers                             15,183           11,725
    Income taxes payable                                       3,657            1,088
    Liabilities of discontinued operations                         -            4,573
    Accrued payroll expenses                                  15,222           13,966
    Accrued expenses and other current liabilities            30,451           28,200
                                                           ---------        ---------
         Total current liabilities                           101,054           89,615

 Long-term debt                                                4,190            5,505
 Deferred income taxes                                        17,146            9,445
 Liabilities of discontinued operations                            -            3,613
 Other long-term liabilities                                  23,479           16,116
                                                           ---------        ---------
        Total liabilities                                    145,869          124,294
                                                           ---------        ---------
 Stockholders' equity:
    Preferred Stock, par value $.10 per share;
        authorized 1,000 shares:
          Series A Junior Participating Preferred
          Stock, par value $.10 per share,
           authorized 110; none issued
    Common Stock, par value $.10 per share;                        -                -
           authorized 110,000 shares; issued
           74,618 and 74,282 shares                            7,462            7,428
    Additional paid-in capital                               372,666          370,491
    Accumulated other comprehensive income                     9,020           11,387
    Retained earnings                                         54,846           37,805
                                                           ---------        ---------
                                                             443,994          427,111
 Less:  Treasury stock, at cost (4 shares)                        14               14
                                                           ---------        ---------
         Total stockholders' equity                          443,980          427,097
                                                           ---------        ---------
         Total liabilities and stockholders' equity        $ 589,849        $ 551,391
                                                           =========        =========
